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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): AUGUST 21, 2002

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                         STATEFED FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                       0-22790                 42-1410788
(State or other jurisdiction of      (Commission File           (IRS Employer
 incorporation or organization)           Number)            Identification No.)


                   13423 UNIVERSITY AVENUE, CLIVE, IOWA 50325
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (515) 223-8484


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                                EXPLANATORY NOTE

The Registrant is amending its Form 8-K, initially filed on August 28, 2002, to attach as an exhibit the letter from its accountant confirming its agreement with the Registrant's disclosure and to correct the years covered by the accountant's most two recent reports.

ITEM 4.  CHANGES TO THE REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 21, 2002, StateFed Financial Corporation (the "COMPANY") received a letter from its independent accountants stating that they had decided not to stand for re-election as the Company's independent accountants.

The reports of McGowen, Hurst, Clark & Smith, P.C. on the financial statements for the past two fiscal years ended June 30, 2000 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

Moreover, during the Company's two most recent fiscal years and the subsequent interim period through August 21, 2002, there have been no disagreements with McGowen, Hurst, Clark & Smith, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of McGowen, Hurst, Clark & Smith, P.C., would have caused McGowen, Hurst, Clark & Smith, P.C. to make reference to the subject matter of the disagreement(s) in connection with its report.

During the two most recent fiscal years and the subsequent interim period through August 21, 2002, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company provided McGowen, Hurst, Clark & Smith, P.C. with a copy of the disclosure made under this Item 4 of Form 8-K and has requested that McGowen, Hurst, Clark & Smith, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 3, 2002, is filed as Exhibit
16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

16.1 Letter from McGowen, Hurst, Clark & Smith, P.C. to the Securities and Exchange Commission dated September 3, 2002

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 3, 2002

                                             STATEFED FINANCIAL CORPORATION



                                             By:  /s/ Randall C. Bray
                                                 -------------------------------
                                                 Randall C. Bray, Chairman

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                                  Exhibit Index
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   Exhibit
   Number                       Description of Exhibit
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    16.1     Letter from McGowen, Hurst, Clark & Smith, P.C. to the Securities and Exchange Commission dated September 3, 2002.